ASSET PURCHASE CONTRACT

THIS ASSET PURCHASE CONTRACT is made and entered into as of this the 8th day of March 2019, by and between Rescuetees.com, LLC, a Michigan limited liability company (hereinafter called "**BUYER**" and Bright Mountain, LLC, a Florida limited liability company (hereinafter called "**SELLER**").

WITNESSETH:

WHEREAS, SELLER is the owner of certain assets more particularly described in the attached Exhibits "A, B, C" (the "**Assets**"), which are incorporated by reference as if fully set forth herein; and

WHEREAS, the parties hereto wish to enter into an agreement regarding the purchase of the Assets, pursuant to the terms and conditions stated herein; and

NOW, THEREFORE, for and in consideration of the mutual promises, premises and covenants contained herein, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which is hereby acknowledged, the parties hereto covenant and agree as follows:

1. **SALE OF ASSETS.** The Assets subject to this agreement shall include all that property described below:

SEE ATTACHED EXHIBITS" FOR A COMPLETE AND ACCURATE DESCRIPTION OF THE ASSETS TO BE CONVEYED AT CLOSING.

BUYER is not assuming any liabilities of SELLER.

2. **PURCHASE TERMS.**

(a) **"Purchase Price".** BUYER and SELLER agree that the purchase price for the Assets shall be $175,000.00 payable as follows:

(i) $20,000 payable at closing by wire transfer or certified check;

(ii) the balance of $155,000 pursuant to a Promissory Note executed by BUYER at closing in the form attached and payable in twelve equal monthly payments of principal and interest on the fifteenth of each month, with the first of said payments occurring on April 15, 2019; and

(iii) the note shall be personally guaranteed by Theresa Meyer.

3. **NOTICE.** Any notice or communication required to a party herein may be given to the party or to such party's agent. Any written notice or communication regarding the transaction contemplated herein may be given to a party or a party's agent by sending or transmitting it to any mailing address, e-mail address or fax number of the other party.

4. **CLOSING.** The closing shall be held on March 8, 2019 or such other date determined by the parties. At the closing, the BUYER shall deliver (i) $20,000 cash by wire transfer or certified funds, (ii) the Promissory Note and (iii) executed form UCC. SELLER shall transfer to BUYER the Assets.

BUYER'S Initials TM SELLER's Initials WM

5. BUYER ACKNOWLEDGEMENT. BUYER acknowledges that it has had an opportunity to consult with counsel and understands that SELLER makes no representations except as set forth in this Agreement.

6. **COMPUTATION OF DAYS.** Unless otherwise provided, for purposes of this Contract, the term "days" shall mean consecutive calendar days, including Saturdays, Sundays, and holidays, whether federal, state, local or religious. For the purposes of calculating days, the count of "days" shall begin on the day following the day upon which any act or notice as provided in this Contract was required to be performed or made.

7. **LEGAL FEES.** In the event either party files suit in a court of law to interpret or to enforce the terms of this Agreement, the party prevailing in such action shall be entitled, in addition to any legal fees incurred in defending against any third party claim, to its reasonable legal fees and costs incurred in such action to interpret or to enforce the terms of this agreement.

8. **JURISDICTION.** This Agreement shall be governed by, and construed and interpreted in accordance with the laws of the State of Florida applicable to contracts made and to be performed entirely therein, without giving effect to the rules and conflicts of law. Any suit, action or proceeding arising out of or relating to this Note shall be brought in State Circuit Court or Federal District Court located in Palm Beach County, Florida.

IN WITNESS WHEREOF, the parties have executed this **ASSET PURCHASE AGREEMENT** as of the aforementioned day and year.

BUYER:	SELLER:
RESCUETEES.COM, LLC a Michigan limited liability company	BRIGHT MOUNTAIN, LLC a Florida limited liability company
By: ______________	By: ______________

BUYER'S Initials TM SELLER's Initials WM

EXHIBIT "A"

1. All Inventory, Exhibit "B", on effective date.
2. Any proprietary telephone number, customer service emails and email boxes.
3. All Url's associated with Black Helmet.
4. All Copyrights for any designs or logos, if any.
5. All Service Marks, if any.
6. All Trademarks for Black Helmet, including Logo and Name.
7. Artwork and or production files for artwork to be provided on effective date.
8. All information on suppliers and price list or agreements.
9. All customer email lists.
10. Facebook page, Instagram, Twitter, Pinterest, Snap Chat, You Tube, and all social media accounts, pages transfer intact to BUYER.
11. Inventory at BH valuations on effective date transfer to BUYER.
12. SELLER Black Helmet Shopify store intact with all information retained on customer orders and accounts, sales history, products, as available on Shopify.
13. All domain names, Exhibit C and any additional names purchased that are still available.
14. Black Helmet Snake Oil, list of proprietary mixture and supplier.
15. All marketing materials, plans and techniques for driving traffic to Black Helmet, if available.
16. All Intellectual Property Rights related to the Black Helmet business, including, but not limited to the logos bearing the words "Black Helmet", product designs, and USPTO trademark serial number 85253045 together with any and all other Intellectual Property Rights.
17. Transfer of Amazon Account, any and all agreements with Amazon.com Inc. related to promoted products and listings.
18. Transfer of any other sales channels related to promoted products and listings of Black Helmet.

All assets will remain intact for transfer, including complete Shopify cart and history. Any other lists from previous customers, orders and electronic documents will be turned over to BUYER, if available.

BUYER'S Initials 7h SELLER's Initials WW

EXHIBIT "B"

Bright Mountain, LLC
Inventory Summary - Black Helmet Apparel

		Physical Count
Inventory at Warehouse	Orlando	$ 156,132.48
Purchased inventory used as samples	Orlando	411.20
Donated Gear inventory	Orlando	15,950.00
Inventory - WH and FBA	Delray	1,825.15
Total Physical Count at 12/31/18		174,318.83
Plus: purchases		$ 27,363.90
Less: cost of sales:		
	Jan	10,113.60
	Feb	11,250.47
		21,364.07
Total Inventory at 2/26/19		180,318.66

Purchases 2019					
Vendor	Prepaid	Acct. Pay	Received and paid	Processing	Total
TSF		$ 5,444.85			$ 5,444.85
SamMar		$ 44.82			$ 44.82
Pukka		$ 1,426.25			$ 1,426.25
Digital Champagne			$ 1,270.00		$ 1,270.00
Sticker Mule			$ 772.50		$ 772.50
amazon			$ 37.22		$ 37.22
Promotional Key			$ 2,540.00		$ 2,540.00
Shenzhen Fashion	$ 85.00				$ 85.00
Artigift			$ 177.50		$ 177.50
Shnzhen Right Grand	$ 132.00				$ 132.00
Zhejiang Tengua	$ 38.00				$ 38.00
Jiamgmen xinhui			$ 602.00		$ 602.00
Guanzhou New apparel	$ 120.00				$ 120.00
Enemy Ink	$ 670.98		$ 3,409.50	$ 1,999.50	$ 6,079.98
Shemgzhou Handsome	$ 1,495.00				$ 1,495.00
Donguan Jian Plastic	$ 3,565.50				$ 3,565.50
Gold Coast	$ 3,533.28				$ 3,533.28
					$ -
Total	$ 9,639.76	$ 6,915.92	$ 8,808.72	$ 1,999.50	$ 27,363.90

Inventory List Summary Printed 2/26/2019 3:56 PM

BUYER'S Initials TM SELLER's Initials WM

EXHIBIT "C"

Domain Names
(if still available)

Blackhelmetapparel.com
Allfirefighters.com
Firefightermag.com
Firefightershops.com
Firefightersmag.com
Firefightersstickers.com
Firefighterstyle.com
Soybombero.com
Iamblackhelmet.com
Weareblackhelmet.com
Maskedout.com
Maskedup.com
Blackhatapparel.com
Blackhelmet.biz
Blackhelmet.ca
Blackhelmet.co
Blackhelmet.co.uk
Blackhelmet.de
Blackhelmet.info
Blackhelmet.org
Blackhelmet.tv
Blackhelmet.us
Blackhelmetapparel.biz
Blackhelmetapparel.bz
Blackhelmetapparel.co.in
Blackhelmetapparel.de
Blackhelmetapparel.es
Blackhelmetapparel.in
Blackhelmetapparel.info
Blackhelmetapparel.com.mx
Blackhelmetapparel.me
Blackhelmetapparel.mobi
Blackhelmetapparel.net
Blackhelmetapparel.nl
Blackhelmetapparel.org
Blackhelmetapparel.us
Blackhelmetfoundation.org
Blackhelmetgear.com
Blackhelmetmarketing.com
Blackhelmetsupply.com
Systemprotocols.com

BUYER'S Initials TM SELLER's Initials WM